                                Exhibit (17)(a)

                    Prospectus for One Group Income Bond Fund

                             dated November 1, 2000

BOND FUNDS

PROSPECTUS
November 1, 2000


[One Group(R) Mutual Funds Logo]



One Group(R) Ultra Short-Term Bond Fund
One Group(R) Short-Term Bond Fund
One Group(R) Intermediate Bond Fund
One Group(R) Bond Fund
One Group(R) Income Bond Fund
One Group(R) Government Bond Fund
One Group(R) Treasury & Agency Fund
One Group(R) High Yield Bond Fund



THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THE SHARES OF
ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED
WHETHER THIS PROSPECTUS IS ACCURATE OR
COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS
COMMITTING A CRIME.

   Table of

     CONTENTS

                Fund Summaries: Investments, Risk & Performance
                           One Group Ultra Short-Term Bond Fund  2
                                                                ---
                                 One Group Short-Term Bond Fund  6
                                                                ---
                               One Group Intermediate Bond Fund  10
                                                                ---
                                            One Group Bond Fund  14
                                                                ---
                                     One Group Income Bond Fund  18
                                                                ---
                                 One Group Government Bond Fund  22
                                                                ---
                               One Group Treasury & Agency Fund  26
                                                                ---
                                 One Group High Yield Bond Fund  30
                                                                ---

                                                                              More About the Funds
                                                                   Principal Investment Strategies  34
                                                                                                   ---
                                                                                  Investment Risks  37
                                                                                                   ---
                                                                               Investment Policies  40
                                                                                                   ---
                                                                                 Portfolio Quality  40
                                                                                                   ---
                                                                     Temporary Defensive Positions  42
                                                                                                   ---
                                                                                Portfolio Turnover  42
                                                                                                   ---

                 How to do Business with One Group Mutual Funds
                                         Purchasing Fund Shares  43
                                                                -------
                                                  Sales Charges  46
                                                                -------
                            Sales Charge Reductions and Waivers  49
                                                                -------
                                         Exchanging Fund Shares  52
                                                                -------
                                          Redeeming Fund Shares  54
                                                                -------

                          Shareholder Information
                                    Voting Rights    57
                                                    ---
                                Dividend Policies    57
                                                    ---
                    Tax Treatment of Shareholders    58
                                                    ---
               Shareholder Statements and Reports    59
                                                    ---

                                                                Management of One Group Mutual Funds
                                                                                         The Advisor  60
                                                                                                     ---
                                                                                     The Sub-Advisor  60
                                                                                                     ---
                                                                                       Advisory Fees  60
                                                                                                     ---
                                                                                   The Fund Managers  61
                                                                                                     ---
                       Banc One High Yield Partners--Prior Performance of Pacholder Associates, Inc.  61
                                                                                                     ---


                           Financial Highlights  63
                                                ----
               Appendix A: Investment Practices  79
                                                ----

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

MUTUAL FUNDS

PRIVACY POLICY

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

  . Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information

We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

  . Information we receive from you on applications or other forms, on our website or through other means;

  . Information we receive from you through transactions, correspondence and other communications with us; and

  . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

Information Sharing with Joint Marketers

We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure

From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security

For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment

One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

------
   1

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ultra Short-Term Bond Fund

What is the goal of the Ultra Short-Term Bond Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Ultra Short-Term Bond Fund's main investment strategies?

The Fund mainly invests in all types of debt securities, including money market instruments and taxable and tax-exempt municipal securities. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Ultra Short-Term Bond Fund?

The main risks of investing in the Ultra Short-Term Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Ultra Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Ultra Short-Term Bond Fund. For additional information on risk, please read "Investment Risks."

------
 2

      ------------------
----------------

Ultra Short-Term Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments. The Fund also uses investment management hedging techniques that may expose the Fund to additional risks.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
   3

      ONE  GROUP(R)

      ------------------
      -----------------


FUND SUMMARY

Ultra Short-Term Bond Fund

How has the Ultra Short-Term Bond Fund performed?

By showing the variability of the Ultra Short-Term Bond Fund's performance from year to year, the chart and the table below help show the risk of investing in the Fund. Please remember that the past performance of the Ultra Short-Term Bond Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------


                                     [GRAPH]
                             1994                1.94
                             1995                6.98
                             1996                6.14
                             1997                6.64
                             1998                5.33
                             1999                4.54

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.18%.

--------------------------------------------------------------------------------

Best Quarter: 2.16% 1Q1995   Worst Quarter: 0.18% 2Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                           inception   1 year 5 years performance
                         date of class                since 2/2/93
Class A                     3/10/93    1.19%   5.04%     4.38%
------------------------------------------------------------------
Class B                     1/14/94    0.80%   5.11%     4.24%
------------------------------------------------------------------
Class I                      2/2/93    4.54%   5.92%     5.09%
------------------------------------------------------------------
Merrill Lynch 1 Year
 Treasury Bill Index/2/                4.03%   5.85%     5.04%
------------------------------------------------------------------
Lipper Ultra Short Fund
 Index/3/                              4.50%     *         *

/1/For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class A performance is based on Class I performance from February 2, 1993 to March 9, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 2, 1993 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Merrill Lynch 1 Year Treasury Bill Index is an unmanaged index which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

/3/The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

*  Index did not exist.

------
 4

      ------------------





Ultra Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    class a  class b class c class i
------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases               3.00%    none    none    none
------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                           none/2/   3.00%   1.00%    none
------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                       none    none    none    none
------------------------------------------------------------------
Exchange Fee                         none    none    none    none
------------------------------------------------------------------

fund operating expenses
------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                   class a  class b class c class i
------------------------------------------------------------------
Investment Advisory Fees             .55%    .55%    .55%    .55%
------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                        .35%   1.00%   1.00%    none
------------------------------------------------------------------
Other Expenses                       .22%    .22%    .22%    .22%
------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                           1.12%   1.77%   1.77%    .77%
------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                   (.42%)  (.57%)  (.57%)  (.32%)
------------------------------------------------------------------
Net Expenses                         .70%   1.20%   1.20%    .45%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, 1.20% for Class B shares, 1.20% for Class C shares and .45% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  369     $  422       $  122       $  222       $  122     $ 46
------------------------------------------------------------------------------
3 Years       605        702          502          502          502      214
------------------------------------------------------------------------------
5 Years       859        906          906          906          906      396
------------------------------------------------------------------------------
10 Years    1,586      1,707        1,707        1,707        2,037      924
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A          $411
   Class B (with
    redemption)     $480
   Class B (no
    redemption)     $180
   Class C (with
    redemption)     $280
   Class C (no
    redemption)     $180
   Class I           $79

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years"
   example for Class B shares represents a
   combination of Class A and Class B
   operating expenses.

------
   5

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Short-Term Bond Fund

What is the goal of the Short-Term Bond Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Short-Term Bond Fund's main investment strategies?

The Fund mainly invests in debt securities with short to intermediate remaining maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Short-Term Bond Fund?

The main risks of investing in the Short-Term Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Short-Term Bond Fund. For additional information on risk, please read "Investment Risks."

------
 6

      ------------------
----------------

Short-Term Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   7

      ONE  GROUP(R)

      ------------------

FUND SUMMARY

Short-Term Bond Fund

How has the Short-Term Bond Fund Performed?

By showing the variability of the Short-Term Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Short-Term Bond Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------


                                     [GRAPH]
                             1994                1.94
                             1995                6.98
                             1996                6.14
                             1997                6.64
                             1998                5.33
                             1999                4.54

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.20%.

--------------------------------------------------------------------------------

Best Quarter: 4.43% 4Q1991   Worst Quarter: -0.86% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                            inception   1 year 5 years performance
                          date of class                since 9/4/90
Class A                      2/18/92    -0.32%  5.51%     5.96%
-------------------------------------------------------------------
Class B                      1/14/94    -0.60%  5.65%     5.78%
-------------------------------------------------------------------
Class I                       9/4/90     3.05%  6.42%     6.59%
-------------------------------------------------------------------
Lehman Brothers 1-3 Year
 Government/Credit
 Index/2/                                3.15%  6.55%     6.49%
-------------------------------------------------------------------
Lehman Brothers 1-3 Year
 Government Index/3/                     2.97%  6.47%     6.41%
-------------------------------------------------------------------
Lipper Short U.S.
 Government
 Fund Index/4/                           2.55%  6.12%     6.03%

/1/For periods prior to the commencement of the operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992. For the periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from September 4, 1990 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares. The benchmark for the Short-Term Bond Fund has been changed from the Lehman Brothers 1-3 Year Government Index to the Lehman Brothers 1-3 Year Government/Credit Index in order to better represent the investment policies for comparison purposes.

/3/The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of U.S. government and agency securities with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

/4/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
 8

      ------------------





Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    class a   class b class c class i
-------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases              3.00%      none    none    none
-------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                             none/2/  3.00%   1.00%    none
-------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none      none    none    none
-------------------------------------------------------------------
Exchange Fee                        none      none    none    none
-------------------------------------------------------------------

annual fund operating expenses
-------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                   class a   class b class c class i
-------------------------------------------------------------------
Investment Advisory Fees            .60%      .60%    .60%    .60%
-------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .35%     1.00%   1.00%    none
-------------------------------------------------------------------
Other Expenses                      .21%      .21%    .21%    .21%
-------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                          1.16%     1.81%   1.81%    .81%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                  (.36%)    (.51%)  (.51%)  (.26%)
-------------------------------------------------------------------
Net Expenses                        .80%     1.30%   1.30%    .55%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .80% for Class A shares, 1.30% for Class B shares, 1.30% for Class C shares and .55% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  379     $  432       $  132       $  232       $  132     $ 56
------------------------------------------------------------------------------
3 Years       623        720          520          520          520      233
------------------------------------------------------------------------------
5 Years       885        932          932          932          932      424
------------------------------------------------------------------------------
10 Years    1,636      1,756        1,756        2,085        2,085      977
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A          $415
   Class B (with
    redemption)     $484
   Class B (no
    redemption)     $184
   Class C (with
    redemption)     $284
   Class C (no
    redemption)     $184
   Class I           $83

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   9

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Intermediate Bond Fund

What is the goal of the Intermediate Bond Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Intermediate Bond Fund's Main Investment Strategies?

The Fund mainly invests in debt securities of all types, including bonds, notes, U.S. government obligations, and taxable and tax-exempt municipal securities with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a Bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Intermediate Bond Fund?

The main risks of investing in the Intermediate Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Intermediate Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Intermediate Bond Fund. For additional information on risk, please read "Investment Risks."

------
10

      ------------------
----------------

Intermediate Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage-and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
How has the Intermediate Bond Fund performed?


How has the Intermediate Bond Fund performed?


By showing the variability of the Intermediate Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Intermediate Bond Fund is not necessarily an indication of how the Fund will perform in the future.

------
  11

      ONE  GROUP(R)

      ------------------


FUND SUMMARY

Intermediate Bond Fund

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------

                                    [GRAPH]
                             1990                9.24
                             1991               14.28
                             1992                6.06
                             1993                 8.4
                             1994                -6.3
                             1995               19.47
                             1996                5.74
                             1997                8.38
                             1998                7.57
                             1999                0.62

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.08%. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor.

--------------------------------------------------------------------------------
Best Quarter: 6.10% 2Q1995   Worst Quarter: -2.32% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                     inception   1 year 5 years 10 years  performance
                   date of class                         since 12/31/83
Class A                5/1/92    -4.14%  7.01%   6.52%       7.72%
-----------------------------------------------------------------------
Class B               9/23/96    -4.94%  6.82%   6.14%       7.21%
-----------------------------------------------------------------------
Class C               3/22/99    -1.17%  7.07%   6.12%       7.21%
-----------------------------------------------------------------------
Class I                6/1/91     0.62%  8.19%   7.19%       8.29%
-----------------------------------------------------------------------
Lehman Brothers
 Intermediate
 Government/Credit
 Bond Index/2/                    0.39%  7.10%   7.26%       8.77%
-----------------------------------------------------------------------
Lipper Short
 Intermediate
 U.S. Government
 Index/3/                         0.82%  6.04%   6.29%         *

/1/The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on September 23, 1996, Class B performance is based on Class A from December 31, 1983 to September 22, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales fees on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.

/3/The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.

------
12

      ------------------




Intermediate Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
----------------------------------------------------------------
(fees paid directly from your
investment)/1/                 class a   class b class c class i
----------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases           4.50%      none    none   none
----------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                          none/2/  5.00%   1.00%   none
----------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                   none      none    none   none
----------------------------------------------------------------
Exchange Fee                     none      none    none   none
----------------------------------------------------------------

annual fund operating expenses
---------------------------------------------------------------
(expenses that are deducted
from Fund assets)/3/            class a class b class c class i
---------------------------------------------------------------
Investment Advisory Fees          .60%    .60%    .60%    .60%
---------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                     .35%   1.00%   1.00%    none
---------------------------------------------------------------
Other Expenses                    .21%    .21%    .21%    .21%
---------------------------------------------------------------
Total Annual Fund Operating
 Expenses                        1.16%   1.81%   1.81%    .81%
---------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                (.33%)  (.33%)  (.33%)  (.23%)
---------------------------------------------------------------
Net Expenses                      .83%   1.48%   1.48%    .58%
---------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .83% for Class A shares, 1.48% for Class B shares, 1.48% for Class C shares and .58% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  531     $  651       $  151       $  251       $  151     $ 59
------------------------------------------------------------------------------
3 Years       771        837          537          537          537      236
------------------------------------------------------------------------------
5 Years     1,029      1,149          949          949          949      427
------------------------------------------------------------------------------
10 Years    1,767      1,928        1,928        2,100        2,100      980
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $563
   Class B (with
    redemption)      $684
   Class B (no
    redemption)      $184
   Class C (with
    redemption)      $284
   Class C (no
    redemption)      $184
   Class I            $83

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.


------
  13

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Bond Fund
----------------
What is the goal of the Bond Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Bond Fund's Main Investment Strategies?

The Fund invests mainly in investment grade bonds and debt securities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a Bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Bond Fund?

The main risks of investing in the Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Bond Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

------
14

      ------------------

Bond Fund

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for the securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  15

      ONE  GROUP(R)

      ------------------




FUND SUMMARY

Bond Fund

How has the Bond Fund Performed?

By showing the variability of the Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Bond Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------


                                    [GRAPH]
                             1990                9.25
                             1991               15.67
                             1992                6.57
                             1993               11.33
                             1994               -6.91
                             1995               23.68
                             1996                5.08
                             1997                9.92
                             1998                8.19
                             1999               -0.87

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.95%. The above quoted performance data also includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 7.61% 2Q1995   Worst Quarter: -2.66% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                                           inception   1 year 5 years 10 years  performance
                                         date of class                         since 12/31/83
Class A                                      5/1/92    -5.57%  7.73%   7.22%       8.72%
---------------------------------------------------------------------------------------------
Class B                                     8/26/96    -6.44%  7.63%   6.87%       8.22%
---------------------------------------------------------------------------------------------
Class C                                     3/22/99    -2.20%  7.83%   6.84%       8.25%
---------------------------------------------------------------------------------------------
Class I                                      6/1/91    -0.87%  8.91%   7.90%       9.28%
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index/2/                -0.82%  7.73%   7.70%       9.58%
---------------------------------------------------------------------------------------------
Lipper
 Intermediate
 U.S. Government
 Index/3/                                              -1.39%  6.63%   6.59%         *

/1/The above quoted performance data also includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on August 26, 1996, Class B performance is based on Class A from December 31, 1983 to August 25, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C shares performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.

/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
16

      ------------------




Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
-------------------------------------------------------------------------------
(fees paid directly from your investment)/1/  class a   class b class c class i
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                     4.50%      none    none    none
-------------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)            none/2/  5.00%   1.00%    none
-------------------------------------------------------------------------------
 (as a percentage of original purchase price
 of redemption proceeds, as applicable)
Redemption Fee                                  none      none    none    none
-------------------------------------------------------------------------------
Exchange Fee                                    none      none    none    none
-------------------------------------------------------------------------------

annual fund operating expenses
-------------------------------------------------------------------------------
(expenses that are deducted from Fund
assets)/3/                                    class a   class b class c class i
-------------------------------------------------------------------------------
Investment Advisory Fees                        .60%      .60%    .60%    .60%
-------------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      .35%     1.00%   1.00%    none
-------------------------------------------------------------------------------
Other Expenses                                  .23%      .23%    .23%    .23%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.18%     1.83%   1.83%    .83%
-------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/     (.33%)    (.33%)  (.33%)  (.23%)
-------------------------------------------------------------------------------
Net Expenses                                    .85%     1.50%   1.50%    .60%
-------------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .85% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares and .60% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  533     $  653       $  153       $  253       $  153    $   61
------------------------------------------------------------------------------
3 Years    $  777     $  844       $  544       $  544       $  544    $  242
------------------------------------------------------------------------------
5 Years    $1,039     $1,160       $  960       $  960       $  960    $  438
------------------------------------------------------------------------------
10 Years   $1,789     $1,950       $1,950       $2,121       $2,121    $1,004
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $565
   Class B (with
    redemption)      $686
   Class B (no
    redemption)      $186
   Class C (with
    redemption)      $286
   Class C (no
    redemption)      $186
   Class I            $85

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  17

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

----------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Income Bond Fund

What is the Goal of the Income Bond Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. What are the Income Bond Fund's Main Investment Strategies?

What are the Income Bond Fund's Main Investment Strategies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in convertible securities, preferred stock, loan participations and debt securities rated below investment grade (i.e., junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a Bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Income Bond Fund?

The main risks of investing in the Income Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Income Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Income Bond Fund. For additional information on risk, please read "Investment Risks."

Main Risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if

------
18

      ------------------


Income Bond Fund

rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
  19

      ONE  GROUP(R)

      ------------------



FUND SUMMARY

Income Bond Fund

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

How has the Income Bond Fund Performed?

By showing the variability of the Income Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Income Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------

                                    [GRAPH]
                             1994               -0.97
                             1995               17.51
                             1996                3.14
                             1997                8.88
                             1998                7.77
                             1999               -1.15

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.52%. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------

Best Quarter: 5.88% 2Q1995   Worst Quarter: -1.63% 1Q1996
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                             inception   1 year 5 years performance
                           date of class                   since
                                                          3/5/93
Class A                        3/5/93    -5.71%  5.77%     4.62%
-------------------------------------------------------------------
Class B                       5/31/95    -6.66%  5.74%     4.82%
-------------------------------------------------------------------
Class C                       5/30/00    -3.13%  5.96%     4.72%
-------------------------------------------------------------------
Class I                        3/5/93    -1.15%  7.05%     5.54%
-------------------------------------------------------------------
Lehman Brothers Aggregate
 Bond Index/2/                           -0.82%  7.73%     6.03%
-------------------------------------------------------------------
Lipper Intermediate
 Investment Grade
 Index/3/                                -0.98%  7.08%     5.50%

/1/One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond
   Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994 the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered Class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, Class B performance is based on Class A performance from March 5, 1993 to May 30, 1995. For periods prior to the commencement of operations of Class C shares on May 30, 2000, Class C performance is based on Class B from March 5, 1993 to May 29, 2000. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.

/3/The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
20

      ------------------




Income Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    class a   class b class c class i
-------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases              4.50%      none    none    none
-------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                             none/2/  5.00%   1.00%    none
-------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none      none    none    none
-------------------------------------------------------------------
Exchange Fee                        none      none    none    none
-------------------------------------------------------------------

annual fund operating expenses
-------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                   class a   class b class c class i
-------------------------------------------------------------------
Investment Advisory Fees            .60%      .60%    .60%    .60%
-------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .35%     1.00%   1.00%    none
-------------------------------------------------------------------
Other Expenses                      .22%      .22%    .22%    .22%
-------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                          1.17%     1.82%   1.82%    .82%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                  (.25%)    (.25%)  (.25%)  (.15%)
-------------------------------------------------------------------
Net Expenses                        .92%     1.57%   1.57%    .67%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .92% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares and .67% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class I
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  540     $  660       $  160       $  260       $  160    $   68
------------------------------------------------------------------------------
3 Years       781        848          548          548          548       247
------------------------------------------------------------------------------
5 Years     1,042      1,162          962          962          962       440
------------------------------------------------------------------------------
10 Years    1,785      1,946        1,946        2,117        2,117     1,000
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $564
   Class B (with
    redemption)       $685
   Class B (no
    redemption)       $185
   Class C (with
    redemption)       $285
   Class C (no
    redemption)       $185
   Class I             $84

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  21

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Government Bond Fund






----------------
What is the goal of the Government Bond Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Government Bond Fund's Main Investment Strategies?

The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (i.e., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a Government Bond?

A "government bond" is a debt instrument with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Government Bond Fund?

The main risks of investing in the Government Bond Fund and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Government Bond Fund and its yield will change every day in response market conditions. You may lose money if you invest in the Government Bond Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategies, the Fund invests in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of

------
22

      ------------------

Government Bond Fund

mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
  23

      ONE  GROUP(R)

      ------------------


FUND SUMMARY

Government Bond Fund


How has the Government Bond Fund performed?

By showing the variability of the Government Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Government Bond Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------

                                    [GRAPH]
                             1994               -3.01
                             1995               18.11
                             1996                2.59
                             1997                9.74
                             1998                8.23
                             1999               -1.76

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 7.14%.

--------------------------------------------------------------------------------

Best Quarter: 5.70% 2Q1995   Worst Quarter: -2.29% 1Q1994
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                           inception   1 year 5 years performance
                         date of class                since 2/8/93
Class A                      3/5/93    -6.40%  5.92%     4.42%
------------------------------------------------------------------
Class B                     1/14/94    -7.27%  5.92%     4.40%
------------------------------------------------------------------
Class C                     3/22/99    -3.45%  6.19%     4.35%
------------------------------------------------------------------
Class I                      2/8/93    -1.76%  7.18%     5.37%
------------------------------------------------------------------
Lehman Brothers
 Government Bond
 Index/2/                              -2.23%  7.44%     5.79%
------------------------------------------------------------------
Salomon Brothers 3-7
 Year Treasury Index/3/                -0.78%  7.26%     5.56%
------------------------------------------------------------------
Lipper General U.S.
 Government Fund
 Index/4/                              -2.66%  6.47%     4.70%

/1/For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class A performance is based on Class I performance from February 8, 1993 to March 4, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 8, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from February 8, 1993 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Government Bond Fund has changed from the Salomon Brothers 3-7 Year Treasury Index to the Lehman Brothers Government Bond Index to better represent the investment policies for comparison purposes.

/3/The Salomon Brothers 3-7 Year Treasury Index is an unmanaged index comprised of US government agency and Treasury securities and mortgage-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.

/4/ The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
24

      ------------------







Government Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

shareholder fees
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    class a   class b class c class i
-------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases              4.50%      none    none    none
-------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                             none/2/  5.00%   1.00%    none
-------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none      none    none    none
-------------------------------------------------------------------
Exchange Fee                        none      none    none    none
-------------------------------------------------------------------

annual fund operating expenses
-------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                   class a   class b class c class i
-------------------------------------------------------------------
Investment Advisory Fees            .45%      .45%    .45%    .45%
-------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .35%     1.00%   1.00%    none
-------------------------------------------------------------------
Other Expenses                      .22%      .22%    .22%    .22%
-------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                          1.02%     1.67%   1.67%    .67%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                  (.12%)    (.12%)  (.12%)  (.02%)
-------------------------------------------------------------------
Net Expenses                        .90%     1.55%   1.55%    .65%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares, 1.55% for Class C share, and .65% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  538     $  658       $  158       $  258       $  158     $ 66
------------------------------------------------------------------------------
3 Years       749        815          515          515          515      212
------------------------------------------------------------------------------
5 Years       977      1,096          896          896          896      371
------------------------------------------------------------------------------
10 Years    1,631      1,793        1,793        1,966        1,966      833
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

 Class A                $549
 Class B (with
  redemption)           $670
 Class B (no
  redemption)           $170
 Class C (with
  redemption)           $270
 Class C (no
  redemption)           $170
 Class I                 $68

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  25

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Treasury & Agency Fund







----------------
What is the goal of the Treasury & Agency Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Treasury & Agency Fund's main investment strategies?

The Fund invests exclusively in U.S. Treasury and other U.S. agency obligations including fixed income and mortgage-related securities and repurchase agreements. Mortgage-related securities include government mortgage-backed securities and adjustable rate mortgage loans known as ARMs. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Treasury & Agency Fund?

The main risks of investing in the Treasury & Agency Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Treasury & Agency Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Treasury & Agency Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.


------
26

      ------------------

Treasury & Agency Fund

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  27

      ONE  GROUP(R)

      ------------------





FUND SUMMARY

Treasury & Agency Fund

How has the Treasury & Agency Fund Performed?

By showing the variability of the Treasury & Agency Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Treasury & Agency Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------


                                    [GRAPH]
                             1990                8.94
                             1991               11.49
                             1992                5.89
                             1993                5.06
                             1994                 1.2
                             1995               15.22
                             1996                 3.3
                             1997                 7.3
                             1998                   8
                             1999                0.01

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.11%. The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 5.24% 2Q1995   Worst Quarter: -1.24% 1Q1996
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include sales charges and recurring account fees.


Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                    inception   1 year 5 years 10 years  performance
                  date of class                         since 4/30/88
Class A              1/20/97    -3.37%  5.86%   6.03%       6.33%
---------------------------------------------------------------------
Class B              1/20/97    -3.66%  5.95%   5.80%       6.06%
---------------------------------------------------------------------
Class I              1/20/97     0.01%  6.65%   6.55%       6.82%
---------------------------------------------------------------------
Lehman Brothers
 Intermediate
 Treasury
 Index/2/                        0.41%  6.92%   7.09%       7.44%
---------------------------------------------------------------------
Lipper Short
 U.S. Government
 Fund Index/3/                   2.55%  6.12%   6.03%         *

/1/The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

/2/The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average month returns of the largest funds within the universe of all funds in the category.

* Index did not exist.

------
28

      ------------------



Treasury & Agency Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
--------------------------------------------------------------------
(fees paid directly from your
investment)/1/                     class a   class b class c class i
--------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases               3.00%      none    none    none
--------------------------------------------------------------------
(as a percentage of offering
 price)
--------------------------------------------------------------------
Maximum Deferred Sales Charge
 (Load)                              none/2/  3.00%   1.00%    none
--------------------------------------------------------------------
(as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
--------------------------------------------------------------------
Redemption Fee                       none      none    none    none
--------------------------------------------------------------------
Exchange Fee                         none      none    none    none
--------------------------------------------------------------------

annual fund operating expenses
--------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                    class a   class b class c class i
--------------------------------------------------------------------
Investment Advisory Fees             .40%      .40%    .40%    .40%
--------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                        .35%     1.00%   1.00%    none
--------------------------------------------------------------------
Other Expenses                       .22%      .22%    .22%    .22%
--------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                            .97%     1.62%   1.62%    .62%
--------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                   (.27%)    (.42%)  (.42%)  (.17%)
--------------------------------------------------------------------
Net Expenses                         .70%     1.20%   1.20%    .45%
--------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.

/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, 1.20% for Class B shares, 1.20% for Class C shares and .45% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  369     $  422       $  122       $  222       $  122     $ 48
------------------------------------------------------------------------------
3 Years       574        670          470          470          470      183
------------------------------------------------------------------------------
5 Years       795        842          842          842          842      331
------------------------------------------------------------------------------
10 Years    1,430      1,552        1,552        1,887        1,887      760
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $396
   Class B (with
    redemption)       $465
   Class B (no
    redemption)       $165
   Class C (with
    redemption)       $265
   Class C (no
    redemption)       $165
   Class I             $63

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  29

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------









FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

High Yield Bond Fund

What is the goal of the High Yield Bond Fund?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the High Yield Bond Fund's main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What is a junk bond?

A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the High Yield Bond Fund?

The main risks of investing in the High Yield Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the High Yield Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the High Yield Bond Fund. For additional information on risk, please read "Investment Risks."

------
30

      ------------------

----------------

High Yield Bond Fund

MAIN RISKS

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.
MAIN RISKS

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  31

      ONE  GROUP(R)

      ------------------

FUND SUMMARY

High Yield Bond Fund

How has the High Yield Bond Fund Performed?

By showing the variability of the High Yield Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the High Yield Bond Fund is not necessarily an indication of how the Fund will perform in the future.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

Bar Chart (per calendar year)/1/ -- Class I Shares
--------------------------------------------------------------------------------

                                    [GRAPH]
                             1999                3.26%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 0.30%.

--------------------------------------------------------------------------------

Best Quarter: 3.26% 1Q1999   Worst Quarter: -1.50% 3Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include sales charges and recurring account fees.

Average Annual Total Returns through December 31, 1999/1/
--------------------------------------------------------------------------------

                                   inception   1 year  performance
                                 date of class        since 11/13/98
Class A                            11/13/98    -1.51%     -0.45%
--------------------------------------------------------------------
Class B                            11/13/98    -2.23%     -0.29%
--------------------------------------------------------------------
Class C                             3/22/99     1.59%      3.08%
--------------------------------------------------------------------
Class I                            11/13/98     3.26%      3.94%
--------------------------------------------------------------------
CSFB Global High Yield Index/2/                 3.28%      2.80%
--------------------------------------------------------------------
CSFB Domestic Plus High Yield
 Index/3/                                       2.26%       *
--------------------------------------------------------------------
Lipper High Yield Bond Fund
 Index/4/                                       4.78%      4.11%

/1/Prior to the commencement of operations of Class C shares on March 22, 1999, the performance of Class C is based on Class B adjusted to reflect the difference in expenses and sales charges.

/2/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred charges on Class B and Class C shares. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index.

/3/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

/4/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.

* Index did not exist.

------
32

      ------------------



High Yield Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

shareholder fees
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                    class a   class b class c class i
-------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases              4.50%      none    none    none
-------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                             none/2/  5.00%   1.00%    none
-------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none      none    none    none
-------------------------------------------------------------------
Exchange Fee                        none      none    none    none
-------------------------------------------------------------------

annual fund operating expenses
-------------------------------------------------------------------
(expenses that are deducted from
Fund assets)/3/                   class a   class b class c class i
-------------------------------------------------------------------
Investment Advisory Fees            .75%      .75%    .75%    .75%
-------------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .35%     1.00%   1.00%    none
-------------------------------------------------------------------
Other Expenses                      .28%      .28%    .28%    .28%
-------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                          1.38%     2.03%   2.03%   1.03%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                  (.23%)    (.23%)  (.23%)  (.13%)
-------------------------------------------------------------------
Net Expenses                       1.15%     1.80%   1.80%    .90%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.15% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and .90% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           class a  class b/2/   class b/2/     class c      class c   class i
                     assuming    assuming no   assuming    assuming no
                   redemption at redemption  redemption at redemption
                    the end of                the end of
                    each period               each period
------------------------------------------------------------------------------
1 Year/1/  $  562     $  683       $  183       $  283       $  183    $   92
------------------------------------------------------------------------------
3 Years       846        914          614          614          614       315
------------------------------------------------------------------------------
5 Years     1,150      1,272        1,072        1,072        1,072       556
------------------------------------------------------------------------------
10 Years    2,014      2,173        2,173        2,340        2,340     1,248
------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

 Class A                $584
 Class B (with
  redemption)           $706
 Class B (no
  redemption)           $206
 Class C (with
  redemption)           $306
 Class C (no
  redemption)           $206
 Class I                $105

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.


------
  33

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------





More About the Funds

Each of the eight funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------

Principal
Investment
Strategies

This prospectus describes eight mutual funds with a variety of investment objectives, including total return, capital appreciation and current income. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Portfolios attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities). In addition, the principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They are also described below.

      FUNDAMENTAL POLICIES

 Each Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--

ONE GROUP ULTRA SHORT-TERM BOND FUND. The Fund invests in all types of debt securities including money market instruments, adjustable rate mortgage-backed securities and taxable and tax-exempt municipal securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

 . The Fund normally invests at least 80% of its total assets in debt securities. Debt securities include bonds, notes and other obligations.

 .  Up to 20% of the Fund's total assets may be invested in preferred stock.

------
34

 . The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

--

ONE GROUP SHORT-TERM BOND FUND. The Fund invests in all types of debt securities with short to intermediate maturities.

 . The Fund invests at least 80% of its total assets in debt securities with short to intermediate maturities.

 .  At least 65% of the Fund's total assets will consist of bonds.

 .  Up to 20% of the Fund's total assets may be invested in preferred stock.

 .  The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

--

ONE GROUP INTERMEDIATE BOND FUND. The Fund invests in debt securities of all types including bonds, notes, U.S government obligations, and taxable and tax-exempt municipal securities, rated as investment grade at the time of investment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality).

 . The Fund normally invests at least 80% of its total assets in debt securities. Debt securities include bonds, notes and other obligations.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements.

 .  Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes.

 WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the
 average of all the current
 maturities (that is, the term of
 the securities) of the individual
 securities in a fund calculated so
 as to count most heavily those
 securities with the highest dollar
 value. Average maturity is
 important to bond investors as an
 indication of a fund's sensitivity
 to changes in interest rates.
 Usually, the longer the average
 maturity, the more fluctuation in
 share price you can expect. The
 terms "Intermediate" and "Short-
 Term" in a fund's name refer to
 the average maturity the fund
 maintains.

------
  35

--

ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade, as well as convertible securities, preferred stock and loan participations.

 . The Fund invests at least 65% of its total assets in debt securities of all types with intermediate to long maturities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 .  The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund may invest in debt securities that are rated in the lowest investment grade category.

 . The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

--

ONE GROUP INCOME BOND FUND. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as convertible securities, preferred stock and loan participations.

 . The Fund invests at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors.

 . Up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

 . The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 .  The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

--

ONE GROUP GOVERNMENT BOND FUND. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

 . At least 65% of the Fund's total assets will be invested in debt instruments with principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

 . The Fund's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

------
36

--
ONE GROUP TREASURY & AGENCY FUND. The Fund invests in U.S. Treasury and other U.S. agency obligations including fixed income securities and mortgage-related securities. At least 65% of the Fund's total assets will be invested in Treasury & Agency Obligations.

     WHAT IS A TREASURY & AGENCY
           OBLIGATION?

 For purposes of the Treasury &
 Agency Fund, a Treasury & Agency
 obligation includes U.S. Treasury
 bills, notes and other obligations
 issued or guaranteed by U.S.
 government agencies and
 instrumentalities, Separately
 Traded Registered Interest and
 Principal Securities known as
 STRIPS and Coupons Under Book Entry
 Safekeeping known as CUBES.


 . The Fund also invests in other government-only investment companies, including money market funds of One Group. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMS, as well as engage in securities lending.

 . Normally, the Fund's average weighted maturity will range between two and five years.

--
ONE GROUP HIGH YIELD BOND FUND. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.

     WHAT IS A BOTTOM-UP RESEARCH
          METHODOLOGY?

 When Banc One High Yield Partners
 uses a bottom-up research
 methodology, it looks primarily at
 individual companies against the
 context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's investments.


 . The Fund invests at least 80% of its total assets in debt securities, loan participations, convertible securities and preferred stock which are rated below investment grade or unrated. The Fund may invest up to 100% of the Fund's total assets in such securities.

 . Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund's average weighted maturity will ordinarily range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

--------------------------------------------------------------------------------

Investment Risks

The risks associated with investing in the Bond Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

------
  37

--
FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation.

--

DERIVATIVES. The Funds invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                           WHAT IS A DERIVATIVE?

 Derivatives are securities or
 contracts (like futures and
 options) that derive their value
 from the performance of underlying
 assets or securities.


--
LOWER RATED SECURITIES. The Intermediate Bond Fund, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund and the Income Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

--
HIGH YIELD/JUNK BONDS. The High Yield Bond Fund and, to a lesser extent, the Income Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

 . Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

 . Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds' securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset value may be volatile.

------
38

 . Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

 . Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

 . Liquidity. There may be no established secondary or public market for the Funds' investments. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

 . High Yield Bond Market. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

 . Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
   For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or the Sub-Advisor's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or the Sub-Advisor's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

--

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors effecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

--
FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar

------
  39
denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Bond Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

--------------------------------------------------------------------------------

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

--
Each Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3.  Make loans, except that a Fund may:

   (i) purchase or hold debt instruments in accordance with its investment objective and policies;

  (ii) enter into repurchase agreements; and

 (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating

------
40
criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) must determine that they are of comparable quality to rated securities.

--
DEBT SECURITIES

 . The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

 .  The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Short-Term
   Bond Fund and the Bond Fund may invest in debt securities rated in any of the four investment grade rating categories.

 .  The Income Bond Fund and the High Yield Bond Fund may purchase securities in
   ANY rating category. Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

--
PREFERRED STOCK

 . The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

 . The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

--

MUNICIPAL SECURITIES

 .  The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, Intermediate Bond
   Fund and the Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

 . The Ultra Short-Term Bond Fund, the Intermediate Bond Fund and the Bond Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short-Term Bond Fund may invest in such securities only if they are rated in the highest rating category.

 . The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

--
COMMERCIAL PAPER

 .  The Intermediate Bond Fund, the Short-Term Bond Fund, the Bond Fund and the
   Ultra Short-Term Bond Fund may invest in commercial paper rated in the highest or second highest rating category.

 . The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper in any rating category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

------
  41

--------------------------------------------------------------------------------

Temporary Defensive Positions

To respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

      WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid,
 high-quality instruments with
 maturities of three months or less
 on the date they are purchased They
 include securities issued by the
 U.S. government, its agencies and
 instrumentalities, repurchase
 agreements (other than equity
 repurchase agreements),
 certificates of deposit, bankers'
 acceptances, commercial paper
 (rated in one of the two highest
 rating categories), variable rate
 master demand notes, money market
 mutual funds and bank money market
 deposit accounts.

--------------------------------------------------------------------------------

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
42

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------










How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

 .  Directly from One Group through The One Group Services Company (the
   "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

One Group offers the following classes of shares:

 .  Class A, Class B and Class C shares are available to the general public.

 . Class I shares are available to institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."

 . When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled Sales Charges.

------
  43

ONE GROUP FUND DIRECT IRA AND 403(B). One Group offers retirement plans. These plans allow participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

 .   Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 .   Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

 .   NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 .   A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.  Decide how much you want to invest.

 . The minimum initial investment for Class A, Class B and Class C shares for all Funds, except the Treasury & Agency Fund, is $1,000 per Fund ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for Class A, Class B and Class C shares for the Treasury & Agency Fund is $50,000. The minimum initial investment for an IRA and 403(b) is $250.

 . The minimum initial investment for Class I shares for all Funds is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 .   Subsequent investments for all Funds must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What Kind of Shares Can I Buy?" provides information that can help you choose the appropriate share class.

 .   These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) payable to "One Group" to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

------
44

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

  All checks must be payable to one of the following:

  .  One Group Mutual Funds; or

  .  the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares purchased under the Systematic Investment Plan (see below) or that were purchased by check, One Group will delay forwarding you redemption proceeds until payment has been collected from your bank. One Group generally receives payment within ten (10) calendar days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

  state street bank and trust company
  attn: custody & shareholder services
  aba 011 000 028
  dda 99034167
  fbo one group fund
   (ex: one group intermediate bond fund -- a) your account number
   (ex: 123456789)
  your account registration
   (ex: john smith & mary smith, jtwros)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

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  45

Can I automatically invest on a systematic basis?

Yes, except for the Treasury & Agency Fund. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

 .  Select the "Systematic Investment Plan" option on the Account Application
   Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 .  You may revoke your election to make systematic investments by calling 1-
   800-480-4111 or by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Conversion Feature

 . Your Class B shares automatically convert to Class A shares.

 .  Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the
   Government Bond Fund, the High Yield Bond Fund and the Bond Fund automatically convert after eight years. Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund automatically convert after six years.

 . Conversion periods are measured from the end of the month in which Class B shares were purchased.

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together for purposes of calculating the six and eight year time period.

--------------------------------------------------------------------------------

Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group Mutual Funds. Compensation comes from sales charges, 12b-1 fees, and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

------
46

----------------





----------------

CLASS A SHARES

If you buy Class A shares of the Short-Term Bond Fund, the Ultra Short-Term Bond Fund and the Treasury & Agency Fund, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      amount             sales charge           sales charge            commission
        of              as a % of the          as a % of your           as a % of
    purchases           offering price           investment           offering price
less than $100,000          3.00%                  3.09%                  2.70%
--------------------------------------------------------------------------
$100,000-$249,999           2.50%                  2.56%                  2.18%
--------------------------------------------------------------------------
$250,000-$499,999           2.00%                  2.04%                  1.64%
--------------------------------------------------------------------------
$500,000-$999,999           1.50%                  1.52%                  1.20%
--------------------------------------------------------------------------
$1,000,000*                  none                   none                   none
--------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

If you buy Class A shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      amount             sales charge           sales charge            commission
        of              as a % of the          as a % of your           as a % of
    purchases           offering price           investment           offering price
less than $100,000          4.50%                  4.71%                  4.05%
--------------------------------------------------------------------------
$100,000-$249,999           3.50%                  3.63%                  3.05%
--------------------------------------------------------------------------
$250,000-$499,999           2.50%                  2.56%                  2.05%
--------------------------------------------------------------------------
$500,000-$999,999           2.00%                  2.04%                  1.60%
--------------------------------------------------------------------------
$1,000,000*                  none                   none                   none
--------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Bond Fund before the sixth anniversary of purchase, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

------------------------------

   years                                                        cdsc as a %
   since                                                     of dollar amount
 purchase                                                    subject to charge
    0-1                                                            5.00%
--------------------------------------
    1-2                                                            4.00%
--------------------------------------
    2-3                                                            3.00%
--------------------------------------
    3-4                                                            3.00%
--------------------------------------
    4-5                                                            2.00%
--------------------------------------
    5-6                                                            1.00%
--------------------------------------
more than 6                                                         none
--------------------------------------

------
  47

----------------

Or if you redeem Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund or the Treasury & Agency Fund prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

------------------------------

   years                                                        cdsc as a %
   since                                                     of dollar amount
 purchase                                                    subject to charge
    0-1                                                            3.00%
--------------------------------------
    1-2                                                            3.00%
--------------------------------------
    2-3                                                            2.00%
--------------------------------------
    3-4                                                            1.00%
--------------------------------------
more than 4                                                         none
--------------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Bond Fund. Shareholder Servicing Agents who sell Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund receive a commission of 2.75% from The One Group Services Company.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

------------------------------

     years                                                      cdsc as a %
     since                                                   of dollar amount
    purchase                                                 subject to charge
      0-1                                                          1.00%
--------------------------------------
after first year                                                    none
--------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How the CDSC is Calculated

 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 . The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 . No CDSC is imposed on share appreciation, nor is a CDSC assessed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

------
48

----------------

----------------
12B-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Mutual Funds to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90% for the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund and to .75% for the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Treasury & Agency Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

3. There are no 12b-1 fees for Class I shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

 . The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of the average daily net assets of Class A shares, .90% of the average daily net assets of the Class B shares and .90% of the average daily net assets of the Class C shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund, and .25% of the average daily net assets of Class A shares, .75% of the average daily net assets of the Class B shares and .75% of the average daily net assets of the Class C shares of the Short-Term Bond Fund, the Ultra Short-term Bond Fund, and the Treasury & Agency Fund.

 . The Distributor may pay 12b-1 fees to its affiliates and to Banc One
   Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGE

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own

------
  49

----------------
 to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

 . One Group.

 . Bank One Corporation and its subsidiaries and affiliates.

 . The Distributor and its subsidiaries and affiliates.

 . State Street Bank and Trust Company and its subsidiaries and affiliates.

 . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

 . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

 . Affiliates of Bank One Corporation and certain accounts (other than IRA
   Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, or custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

 . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

 . Accounts which participate in select affinity programs with Bank One
   Corporation and its subsidiaries and affiliates.

 . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

------
50

----------------
----------------

5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

8. Bought with assets of One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12-month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I Pay a Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12-month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

------
  51

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice. Partnerships and corporations are not eligible for these fee waivers.

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

 . Class I shares of a Fund may be exchanged for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

 . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares.

 . Class B shares of a Fund may be exchanged for Class B shares of another One
  Group Fund.

 . Class C shares of a Fund may be exchanged for Class C shares of another One
  Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

------
52

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).

 . You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short- term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

------
  53

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------
Redeeming Fund Sares

When Can I Redeem Share?

You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.


 . You may use any of the following methods to redeem your shares:

How Do I Redeem Shares?

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  one group mutual funds

  p.o. box 8528

  boston, ma 02266-8528

 2. You may use the One Group website at www.onegroup.com; or

 3. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 . All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1. the redemption is for shares worth $50,000 or less;

 2. the redemption is payable to the shareholder of record;

 3. the redemption check is mailed to the shareholder at the record address;
    or

 4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. a designated commercial bank; or

 2. your Shareholder Servicing Agent.

------
54

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . If you own Class A and Class I shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 .  State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 .  Redemptions from your IRA account may not be made by telephone.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually, measured from the date you begin participating in the Plan. Shares received from dividend and capital gains reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable sales load.

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

------
  55

----------------

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.


Additional Information Regarding Redemptions

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How Do I Open An Account?"

   No CDSC will be charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

   The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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56

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------

Shareholder Information

--------------------------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies

DIVIDENDS. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expectations.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

------
  57
local or foreign tax treatment of the Funds or their shareholders.


--------------------------------------------------------------------------------

Tax Treatment Of Shareholders

Taxation Of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

Taxation Of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Advisor will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

------
58

--------------------------------------------------------------------------------

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  59

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------



Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------

The Sub-Advisor

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2000, Banc One High Yield Partners had approximately $357 million in assets under management.

--------------------------------------------------------------------------------

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                               annual rate
                                             as percentage of
fund                                     average daily net assets
One Group(R) Ultra Short-Term Bond Fund            .28%
-----------------------------------------------------------------
One Group(R) Short-Term Bond Fund                  .32%
-----------------------------------------------------------------
One Group(R) Intermediate Bond Fund                .37%
-----------------------------------------------------------------
One Group(R) Bond Fund                             .39%
-----------------------------------------------------------------
One Group(R) Income Bond Fund*                     .41%
-----------------------------------------------------------------
One Group(R) Government Bond Fund                  .43%
-----------------------------------------------------------------
One Group(R) Treasury & Agency Fund                .20%
-----------------------------------------------------------------
One Group(R) High Yield Bond Fund*                 .60%
-----------------------------------------------------------------

* Includes fees paid by Banc One Investment Advisors to Banc One High Yield Partners, the sub-advisor to the High Yield Bond Fund and the Income Bond Fund.

------
60

--------------------------------------------------------------------------------

The Fund Managers

The Funds are managed by teams of Fund managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Funds. Each team member makes recommendations about securities in the Funds. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

--------------------------------------------------------------------------------

Banc One High Yield Partners -- Prior Performance of Pacholder Associates, Inc.

Banc One High Yield Partners was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of Banc One High Yield Partners. Pacholder is also responsible for advising the Pacholder High Yield Fund, Inc. (formerly known as the Pacholder Fund, Inc.), a closed-end fund through a limited liability company known as Pacholder & Company, LLC./1/

The following table shows historical performance of the Pacholder High Yield Fund, a fund with substantially similar investment objectives, policies, strategies and risks to the High Yield Bond Fund as measured against specified market indices. The information for the Pacholder High Yield Fund is provided to show the past performance of Pacholder in managing a substantially similar fund. This information does not represent the performance of the High Yield Bond Fund. You should not consider this performance data as an indication of future performance of the High Yield Bond Fund or the Pacholder High Yield Fund. The first column shows the performance of the High Yield Bond Fund for the period from November 13, 1998, through September 30, 2000.

With the exception of 1995 and 1998, the expense ratio of the Pacholder High Yield Fund has been higher than the expense ratio of the High Yield Bond Fund. The expense ratio has an impact on the total return that shareholders in the fund would realize. Unlike the High Yield Bond Fund, the Pacholder High Yield Fund pays a performance based investment advisory fee. With the exception of investment advisory fees paid in 1991, 1995, and 1998, the Pacholder High Yield Fund's investment advisory fees have been higher than the contractual advisory fees of the High Yield Bond Fund.

Unlike the High Yield Bond Fund, the Pacholder High Yield Fund is a closed-end fund that has issued both common and preferred stock. Holders of preferred stock in the Pacholder Fund are entitled to fixed rate distributions. The first column shows the return of the High Yield Bond Fund. The second column shows the NAV return realized by holders of common shares in the Pacholder High Yield Fund after distributions were made to preferred shareholders. The third column shows the NAV return that would have been realized if preferred shares had not been issued. The fourth and fifth columns compare the performance of the Pacholder High Yield Fund to specified market indices.

/1/Prior to August 21, 1998, Pacholder was responsible for advising the Pacholder Fund through a partnership known as Pacholder & Company.

------
  61

                                                       Historical Performance/1/
--------------------------------------------------------------------------------

                                  pacholder high yield fund
                              ----------------------------------
                                                total return
                                                  assuming
                                 common         common stock        credit suisse      credit suisse
                              shareholder's   is not leveraged      first boston       first boston
                 high yield   return based   through issuance of  global high yield    domestic plus
                 bond fund      on nav/2/    preferred stock/3/       index/4/      high yield index/5/
1986/6/                              na                na                  na                 na
-------------------------------------------------------------------------------------------------------
1990                             -0.87%            -0.87%/2/,/7/       -6.38%                  *
-------------------------------------------------------------------------------------------------------
1991                             36.71%            36.71%/2/,/7/       43.75%                  *
-------------------------------------------------------------------------------------------------------
1992                             18.78%            19.38%              16.66%                  *
-------------------------------------------------------------------------------------------------------
1993                             20.27%            18.40%              18.91%                  *
-------------------------------------------------------------------------------------------------------
1994                              0.72%             2.21%              -0.97%                  *
-------------------------------------------------------------------------------------------------------
1995                             10.68%            10.41%              17.38%                  *
-------------------------------------------------------------------------------------------------------
1996                             20.40%            16.63%              12.42%                  *
-------------------------------------------------------------------------------------------------------
1997                             15.44%            12.00%              12.63%                  *
-------------------------------------------------------------------------------------------------------
1998                             -3.19%            -0.45%               0.58%                  *
-------------------------------------------------------------------------------------------------------
1998/8/            1.13%                                                                       *
-------------------------------------------------------------------------------------------------------
1999               3.26%/9/       2.56%             3.77%               3.28%              2.26%
-------------------------------------------------------------------------------------------------------
2000               0.30%/10/     -3.68%/11/        -0.73%/11/          -0.16%/11/         -0.95%/11/
-------------------------------------------------------------------------------------------------------
1 YR Average
 Annual
 Return/12/        2.48%         -1.82%             0.82%               1.92%              0.73%
-------------------------------------------------------------------------------------------------------
3 YR Average Annual
 Return/12/                      -1.09%             1.28%               1.76%                  *
-------------------------------------------------------------------------------------------------------
5 YR Average Annual
 Return/12/                       5.87%             6.18%               6.20%                  *
-------------------------------------------------------------------------------------------------------
Average Annual Return since
 1990/6/,/12/                    10.30%            10.40%              10.23%                  *
-------------------------------------------------------------------------------------------------------

/1/Performance information is provided net of expenses. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.

/2/Return to holders of common shares of the Pacholder High Yield Fund after distribution of dividends to preferred shareholders. Performance was derived using the method for calculating the total return of a closed-end fund as required by SEC Form N-2. The returns through December 31, 1999, were audited by the Pacholder High Yield Fund's independent auditor in conjunction with the audit of the Pacholder High Yield Fund. As a closed-end fund, the Pacholder High Yield Fund is not required to redeem shares. As a result, it may be fully invested, hold more illiquid securities, and have a greater potential for gain or loss than the High Yield Bond Fund.

/3/Adjusts total return to show what shareholders would have received if the Pacholder High Yield Fund's common stock was not leveraged through the issuance of preferred stock. Assumes no distribution of dividends to preferred shareholders and that all shareholders in the Pacholder High Yield Fund hold common stock.

/4/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index. The benchmark index for the Pacholder High Yield Fund has changed from the CSFB First Boston Global High Yield Index to the Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index in order to better reflect the investment policies of the Fund for comparison purposes.

/5/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market.

/6/The Pacholder High Yield Fund commenced operation on November 23, 1988.
   However, the Pacholder High Yield Fund was not managed with substantially similar investment objectives to the High Yield Bond Fund in 1988 and 1989. Beginning in the first quarter of 1990, the Pacholder High Yield Fund was managed with substantially similar investment objectives to the High Yield Bond Fund.

/7/No preferred stock was issued prior to April 6, 1992.

/8/For the period from November 13, 1998, through December 31, 1998. Returns have not been annualized. Class I shares only.

/9/ Class I shares only.

/10/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized. Class I shares only.

/11/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized.

/12/Through September 30, 2000.

*  Index did not exist.

------
62

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Ultra Short-Term Bond Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             year ended june 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                            $  9.77  $  9.87  $  9.87  $  9.78  $  9.83
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.55     0.52     0.56     0.58     0.58
 Net realized and unrealized gains
  (losses) from investments          (0.04)   (0.10)   (0.01)    0.09    (0.06)
-------------------------------------------------------------------------------
Total from Investment Activities      0.51     0.42     0.55     0.67     0.52
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.55)   (0.52)   (0.55)   (0.58)   (0.57)
Total Distributions                  (0.55)   (0.52)   (0.55)   (0.58)   (0.57)
-------------------------------------------------------------------------------
net asset value, end of period     $  9.73  $  9.77  $  9.87  $  9.87  $  9.78
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             5.40%    4.40%    5.75%    7.00%    5.42%
ratios/supplementary data:
 Net assets at end of period (000) $23,352  $24,300  $24,747  $29,643  $ 3,969
 Ratio of expenses to average net
  assets                             0.65%    0.57%    0.54%    0.61%    0.70%
 Ratio of net investment income to
  average net assets                 5.66%    5.37%    5.66%    5.78%    5.95%
 Ratio of expenses to average net
  assets*                            1.12%    1.14%    1.15%    1.17%    1.41%
 Portfolio turnover(a)              32.68%   38.70%   41.15%   70.36%   67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             year ended june 30,
                                   -------------------------------------------
CLASS B                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                            $  9.72  $  9.81  $  9.81  $  9.76  $  9.84
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.51     0.48     0.52     0.54     0.52
 Net realized and unrealized gains
  (losses) from investments          (0.04)   (0.10)   (0.01)    0.05    (0.07)
-------------------------------------------------------------------------------
Total from Investment Activities      0.47     0.38     0.51     0.59     0.45
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.51)   (0.47)   (0.51)   (0.54)   (0.53)
Total Distributions                  (0.51)   (0.47)   (0.51)   (0.54)   (0.53)
-------------------------------------------------------------------------------
net asset value, end of period     $  9.68  $  9.72  $  9.81  $  9.81  $  9.76
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             4.91%    3.99%    5.32%    6.22%    4.63%
ratios/supplementary data:
 Net assets at end of period (000) $ 7,206  $ 6,124  $ 4,531  $ 2,818  $ 1,144
 Ratio of expenses to average net
  assets                             1.15%    1.03%    0.99%    1.07%    1.20%
 Ratio of net investment income to
  average net assets                 5.24%    4.93%    5.23%    5.18%    5.45%
 Ratio of expenses to average net
  assets*                            1.77%    1.76%    1.75%    1.81%    2.06%
 Portfolio turnover(a)              32.68%   38.70%   41.15%   70.36%   67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  63

      ------------------

Ultra Short-Term Bond Fund

                                            year ended june 30,
                                -----------------------------------------------
CLASS I                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                         $   9.77  $   9.87  $   9.87  $   9.79  $  9.84
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.58      0.56      0.59      0.62     0.62
 Net realized and unrealized
  gains (losses) from
  investments and futures          (0.04)    (0.11)    (0.01)     0.05    (0.07)
--------------------------------------------------------------------------------
Total from Investment
 Activities                         0.54      0.45      0.58      0.67     0.55
--------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.58)    (0.55)    (0.58)    (0.59)   (0.60)
Total Distributions                (0.58)    (0.55)    (0.58)    (0.59)   (0.60)
--------------------------------------------------------------------------------
net asset value, end of period  $   9.73  $   9.77  $   9.87  $   9.87  $  9.79
--------------------------------------------------------------------------------
Total Return                       5.66%     4.66%     6.00%     7.14%    5.71%
ratios/supplementary data:
 Net assets at end of period
  (000)                         $261,592  $259,873  $188,133  $114,413  $57,276
 Ratio of expenses to average
  net assets                       0.40%     0.32%     0.30%     0.35%    0.45%
 Ratio of net investment
  income to average net assets     5.93%     5.63%     5.92%     6.02%    6.20%
 Ratio of expenses to average
  net assets*                      0.77%     0.79%     0.81%     0.81%    1.06%
 Portfolio turnover(a)            32.68%    38.70%    41.15%    70.36%   67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
64

      ONE  GROUP(R)

      ------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Short-Term Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             year ended june 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                            $ 10.39  $ 10.50  $ 10.46  $ 10.41  $ 10.52
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.57     0.57     0.61     0.61     0.63
 Net realized and unrealized gains
  (losses) from investments          (0.11)   (0.11)    0.04     0.05    (0.13)
-------------------------------------------------------------------------------
Total from Investment Activities      0.46     0.46     0.65     0.66     0.50
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.57)   (0.57)   (0.61)   (0.61)   (0.61)
Total Distributions                  (0.57)   (0.57)   (0.61)   (0.61)   (0.61)
-------------------------------------------------------------------------------
net asset value, end of period     $ 10.28  $ 10.39  $ 10.50  $ 10.46  $ 10.41
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             4.55%     4.41%   6.32%    6.47%    4.86%
ratios/supplementary data:
 Net assets at end of period (000) $21,834  $21,450  $15,582  $20,055  $21,343
 Ratio of expenses to average net
  assets                             0.78%    0.78%    0.78%    0.76%    0.76%
 Ratio of net investment income to
  average net assets                 5.52%    5.30%    5.77%    5.81%    5.81%
 Ratio of expenses to average net
  assets*                            1.16%    1.16%    1.17%    1.16%    1.17%
 Portfolio turnover(a)              25.93%   37.22%   56.99%   66.61%   75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             year ended june 30,
                                      --------------------------------------
CLASS B                                2000    1999    1998    1997    1996
-----------------------------------------------------------------------------
net asset value, beginning of period  $10.46  $10.57  $10.53  $10.49  $10.60
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.52    0.53    0.58    0.55    0.55
 Net realized and unrealized gains
  (losses) from investments            (0.11)  (0.11)   0.04    0.04   (0.10)
-----------------------------------------------------------------------------
Total from Investment Activities        0.41    0.42    0.62    0.59    0.45
-----------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.52)  (0.53)  (0.58)  (0.55)  (0.56)
Total Distributions                    (0.52)  (0.53)  (0.58)  (0.55)  (0.56)
-----------------------------------------------------------------------------
net asset value, end of period        $10.35  $10.46  $10.57  $10.53  $10.49
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)   4.00%   4.02%   5.98%   5.74%   4.28%
ratios/supplementary data:
 Net assets at end of period (000)    $4,636  $5,047  $4,851  $4,920  $4,923
 Ratio of expenses to average net
  assets                               1.28%   1.14%   1.11%   1.20%   1.26%
 Ratio of net investment income to
  average net assets                   4.98%   4.96%   5.44%   5.21%   5.31%
 Ratio of expenses to average net
  assets*                              1.80%   1.65%   1.64%   1.81%   1.82%
 Portfolio turnover(a)                25.93%  37.22%  56.99%  66.61%  75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  65

      ------------------

Short-Term Bond Fund

                                           year ended june 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                        $  10.40  $  10.51  $  10.47  $  10.42  $  10.53
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.59      0.59      0.63      0.63      0.64
 Net realized and unrealized
  gains (losses) from
  investments                     (0.11)    (0.11)     0.04      0.05     (0.11)
--------------------------------------------------------------------------------
Total from Investment
 Activities                        0.48      0.48      0.67      0.68      0.53
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.59)    (0.59)    (0.63)    (0.63)    (0.64)
Total Distributions               (0.59)    (0.59)    (0.63)    (0.63)    (0.64)
--------------------------------------------------------------------------------
net asset value, end of
 period                        $  10.29  $  10.40  $  10.51  $  10.47  $  10.42
--------------------------------------------------------------------------------
Total Return                      4.81%     4.67%     6.59%     6.75%     5.13%
ratios/supplementary data:
 Net assets at end of period
  (000)                        $726,539  $804,883  $592,669  $563,979  $604,916
 Ratio of expenses to average
  net assets                      0.53%     0.53%     0.53%     0.51%     0.51%
 Ratio of net investment
  income to average net
  assets                          5.77%     5.61%     6.01%     6.06%     6.06%
 Ratio of expenses to average
  net assets*                     0.81%     0.81%     0.82%     0.81%     0.82%
 Portfolio turnover(a)           25.93%    37.22%    56.99%    66.61%    75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
66

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Intermediate Bond Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                            year ended december 31,
                          year ended   six months ended ----------------------------------
CLASS A                  june 30, 2000 june 30, 1999(a)  1998     1997     1996     1995
-------------------------------------------------------------------------------------------
net asset value,
 beginning of period       $  10.28        $  10.61     $ 10.47  $ 10.29  $ 10.37  $  9.21
-------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.59            0.30        0.61     0.62     0.64     0.59
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.21)          (0.33)       0.14     0.18    (0.07)    1.16
-------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.38           (0.03)       0.75     0.80     0.57     1.75
-------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.59)          (0.30)      (0.61)   (0.62)   (0.65)   (0.59)
Total Distributions           (0.59)          (0.30)      (0.61)   (0.62)   (0.65)   (0.59)
-------------------------------------------------------------------------------------------
net asset value, end of
 period                    $  10.07        $  10.28     $ 10.61  $ 10.47  $ 10.29  $ 10.37
-------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.86%         (0.27)%(b)    7.37%    8.04%    5.65%   19.48%
ratios/supplementary
 data:
 Net assets at end of
  period (000)             $157,577        $124,940     $88,072  $42,343  $18,324  $11,654
 Ratio of expenses to
  average net assets          0.83%           0.84%(c)    0.91%    0.86%    0.79%    0.73%
 Ratio of net investment
  income to average net
  assets                      5.87%           5.87%(c)    5.77%    6.01%    6.17%    5.98%
 Ratio of expenses to
  average net assets*         1.16%           1.02%(c)    0.91%    0.86%    0.79%    0.73%
 Portfolio turnover(d)        6.08%           9.24%      50.32%   31.66%   31.62%   36.47%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                         year ended     september 23,
                                                        december 31,       1996 to
                          year ended   six months ended --------------  december 31,
CLASS B                  june 30, 2000 june 30, 1999(a)  1998    1997      1996(b)
-------------------------------------------------------------------------------------
net asset value,
 beginning of period        $ 10.18        $ 10.50      $10.38  $10.20     $10.00
-------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.53           0.27        0.47    0.55       0.15
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.21)         (0.32)       0.18    0.17       0.20
-------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.32          (0.05)       0.65    0.72       0.35
-------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.53)         (0.27)      (0.53)  (0.54)     (0.15)
Total Distributions           (0.53)         (0.27)      (0.53)  (0.54)     (0.15)
-------------------------------------------------------------------------------------
net asset value, end of
 period                     $  9.97        $ 10.18      $10.50  $10.38     $10.20
-------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.23%         (0.46%)(c)   6.44%   7.32%      3.50%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)              $37,460        $37,681      $  857  $  385     $  122
 Ratio of expenses to
  average net assets          1.48%          1.50%(d)    1.66%   1.61%      1.60%(d)
 Ratio of net investment
  income to average net
  assets                      5.26%          5.15%(d)    5.02%   5.26%      1.52%(d)
 Ratio of expenses to
  average net assets*         1.81%          1.91%(d)    1.66%   1.61%      1.60%(d)
 Portfolio turnover(e)        6.08%          9.24%      50.32%  31.66%     31.62%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  67

      ------------------


Intermediate Bond Fund

                                                year ended   march 22, 1999 to
CLASS C                                        june 30, 2000 june 30, 1999(a)
------------------------------------------------------------------------------
net asset value, beginning of period              $ 10.18         $ 10.38
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                               0.53            0.15
 Net realized and unrealized gains (losses)
  from investments                                  (0.20)          (0.20)
------------------------------------------------------------------------------
Total from Investment Activities                     0.33           (0.05)
------------------------------------------------------------------------------
Distributions:
 Net investment income                              (0.53)          (0.15)
Total Distributions                                 (0.53)          (0.15)
------------------------------------------------------------------------------
net asset value, end of period                    $  9.98         $ 10.18
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                3.33%          (0.51%)(b)
ratios/supplementary data:
 Net assets at end of period (000)                $33,087         $16,650
 Ratio of expenses to average net assets            1.49%           1.50%(c)
 Ratio of net investment income to average net
  assets                                            5.30%           5.18%(c)
 Ratio of expenses to average net assets*           1.82%           2.13%(c)
 Portfolio turnover(d)                              6.08%           9.24%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                               year ended december 31,
                          year ended   six months ended  --------------------------------------
CLASS I                  june 30, 2000 june 30, 1999(a)    1998      1997      1996      1995
------------------------------------------------------------------------------------------------
net asset value,
 beginning of period      $    10.28      $    10.61     $  10.48  $  10.29  $  10.37  $   9.21
------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income          0.62            0.32         0.63      0.65      0.64      0.59
 Net realized and
  unrealized gains
  (losses)
  from investments             (0.21)          (0.33)        0.14      0.18     (0.07)     1.16
------------------------------------------------------------------------------------------------
Total from Investment
 Activities                     0.41           (0.01)        0.77      0.83      0.57      1.75
------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income         (0.62)          (0.32)       (0.64)    (0.64)    (0.65)    (0.59)
Total Distributions            (0.62)          (0.32)       (0.64)    (0.64)    (0.65)    (0.59)
------------------------------------------------------------------------------------------------
net asset value, end of
 period                   $    10.07      $    10.28     $  10.61  $  10.48  $  10.29  $  10.37
------------------------------------------------------------------------------------------------
Total Return                   4.12%          (0.08%)(b)    7.62%     8.37%     5.78%    19.48%
ratios/supplementary
 data:
 Net assets at end of
  period (000)            $1,179,116      $1,385,890     $567,609  $482,679  $395,105  $393,656
 Ratio of expenses to
  average net assets           0.58%           0.62%(c)     0.66%     0.61%     0.67%     0.73%
 Ratio of net investment
  income to average
  net assets                   6.10%           6.27%(c)     6.02%     6.26%     6.29%     5.98%
 Ratio of expenses to
  average net assets*          0.81%           0.77%(c)     0.66%     0.61%     0.67%     0.73%
 Portfolio turnover(d)         6.08%           9.24%       50.32%    31.66%    31.62%    36.47%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
68

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Bond Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                              year ended december 31,
                           year ended   six months ended ------------------------------------
CLASS A                   june 30, 2000 june 30, 1999(a)   1998      1997     1996     1995
----------------------------------------------------------------------------------------------
net asset value,
 beginning of period        $  10.34        $  10.78     $  10.59  $  10.27  $ 10.45  $  9.01
----------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income          0.62            0.34         0.61      0.63     0.67     0.63
 Net realized and
  unrealized gains
  (losses)
  from investments             (0.26)          (0.44)        0.21      0.32    (0.18)    1.45
----------------------------------------------------------------------------------------------
Total from Investment
 Activities                     0.36           (0.10)        0.82      0.95     0.49     2.08
----------------------------------------------------------------------------------------------
Distributions:
 Net investment income         (0.62)          (0.34)       (0.63)    (0.63)   (0.67)   (0.64)
Total Distributions            (0.62)          (0.34)       (0.63)    (0.63)   (0.67)   (0.64)
----------------------------------------------------------------------------------------------
net asset value, end of
 period                     $  10.08        $  10.34     $  10.78  $  10.59  $ 10.27  $ 10.45
----------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                 3.68%          (0.98%)(b)    7.92%     9.65%    4.98%   23.75%
ratios/supplementary da-
 ta:
 Net assets at end of
  period (000)              $143,421        $180,058     $226,261  $125,515  $46,977  $31,714
 Ratio of expenses to
  average net assets           0.85%           0.86%(c)     0.89%     0.86%    0.78%    0.74%
 Ratio of net investment
  income to average net
  assets                       6.15%           6.39%(c)     5.85%     6.16%    6.59%    6.39%
 Ratio of expenses to
  average net assets*          1.16%           0.97%(c)     0.89%     0.86%    0.78%    0.74%
 Portfolio turnover(d)        16.19%          10.89%       34.69%    17.60%   24.92%   41.91%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                         year ended      august 26,
                                                        december 31,      1996 to
                          year ended   six months ended --------------  december 31,
CLASS B                  june 30, 2000 june 30, 1999(a)  1998    1997     1996(b)
------------------------------------------------------------------------------------
net asset value,
 beginning of period        $ 10.34        $ 10.78      $10.59  $10.27     $10.00
------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.56           0.30        0.47    0.56       0.21
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.26)         (0.44)       0.27    0.32       0.27
------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.30          (0.14)       0.74    0.88       0.48
------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.56)         (0.30)      (0.55)  (0.56)     (0.21)
Total Distributions           (0.56)         (0.30)      (0.55)  (0.56)     (0.21)
------------------------------------------------------------------------------------
net asset value, end of
 period                     $ 10.08        $ 10.34      $10.78  $10.59     $10.27
------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.01%        (1.35%)(c)    7.16%   8.91%      4.81%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)              $18,808        $13,812      $9,074  $3,394     $  280
 Ratio of expenses to
  average net assets          1.50%          1.57%(d)    1.64%   1.61%      1.59%(d)
 Ratio of net investment
  income to average net
  assets                      5.52%          5.69%(d)    5.10%   5.41%      3.01%(d)
 Ratio of expenses to
  average net assets*         1.81%          1.70%(d)    1.64%   1.61%      1.59%(d)
 Portfolio turnover(e)       16.19%         10.89%      34.69%  17.60%     24.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  69

      ------------------

Bond Fund

                                                year ended   march 22, 1999 to
CLASS C                                        june 30, 2000 june 30, 1999(a)
------------------------------------------------------------------------------
net asset value, beginning of period              $10.38          $10.59
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                              0.56            0.17
 Net realized and unrealized gains (losses)
  from investments                                 (0.24)          (0.21)
------------------------------------------------------------------------------
Total from Investment Activities                    0.32           (0.04)
------------------------------------------------------------------------------
Distributions:
 Net investment income                             (0.56)          (0.17)
Total Distributions                                (0.56)          (0.17)
------------------------------------------------------------------------------
net asset value, end of period                    $10.14          $10.38
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               3.19%          (0.35%)(b)
ratios/supplementary data:
 Net assets at end of period (000)                $2,118          $  455
 Ratio of expenses to average net assets           1.50%           1.47%(c)
 Ratio of net investment income to average net
  assets                                           5.56%           5.66%(c)
 Ratio of expenses to average net assets*          1.82%           1.69%(c)
 Portfolio turnover(d)                            16.19%          10.89%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 year ended december 31,
                          year ended   six months ended  ------------------------------------------
CLASS I                  june 30, 2000 june 30, 1999(a)     1998        1997       1996      1995
----------------------------------------------------------------------------------------------------
net asset value,
 beginning of period      $    10.34      $    10.78     $    10.59  $    10.27  $  10.45  $   9.01
----------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income          0.65            0.35           0.65        0.66      0.68      0.63
 Net realized and
  unrealized gains
  (losses) from
  investments                  (0.26)          (0.44)          0.19        0.32     (0.18)     1.45
----------------------------------------------------------------------------------------------------
Total from Investment
 Activities                     0.39           (0.09)          0.84        0.98      0.50      2.08
----------------------------------------------------------------------------------------------------
Distributions:
 Net investment income         (0.65)          (0.35)         (0.65)      (0.66)    (0.68)    (0.64)
Total Distributions            (0.65)          (0.35)         (0.65)      (0.66)    (0.68)    (0.64)
----------------------------------------------------------------------------------------------------
net asset value, end of
 period                   $    10.08      $    10.34     $    10.78  $    10.59  $  10.27  $  10.45
----------------------------------------------------------------------------------------------------
Total Return                   3.94%          (0.87%)(b)      8.17%       9.97%     5.08%    23.75%
ratios/supplementary
 data:
 Net assets at end of
  period (000)            $1,687,041      $1,330,527     $1,277,246  $1,101,894  $757,627  $485,851
 Ratio of expenses to
  average net assets           0.60%           0.64%(c)       0.64%       0.61%     0.66%     0.74%
 Ratio of net investment
  income to average net
  assets                       6.44%           6.65%(c)       6.10%       6.41%     6.71%     6.39%
 Ratio of expenses to
  average net assets*          0.83%           0.75%(c)       0.64%       0.61%     0.66%     0.74%
 Portfolio turnover(d)        16.19%          10.89%         34.69%      17.60%    24.92%    41.91%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
70

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Income Bond Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                         year ended december      february 1,
                                                                 31,                1995 to
                          year ended   six months ended ------------------------  december 31,
CLASS A                  june 30, 2000 june 30, 1999(a)  1998     1997    1996      1995(b)
----------------------------------------------------------------------------------------------
net asset value,
 beginning of period        $  7.68        $  8.09      $  8.00  $ 7.84  $  8.18    $  7.68
----------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.46           0.21         0.44    0.48     0.41       0.44
 Net realized and
  unrealized gains
  (losses)
  from investments            (0.18)         (0.34)        0.14    0.17    (0.25)      0.72
----------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.28          (0.13)        0.58    0.65     0.16       1.16
----------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.46)         (0.22)       (0.44)  (0.47)   (0.40)     (0.44)
 Net realized gains
  (losses)                       -           (0.06)       (0.05)  (0.02)   (0.10)     (0.22)
Total Distributions           (0.46)         (0.28)       (0.49)  (0.49)   (0.50)     (0.66)
----------------------------------------------------------------------------------------------
net asset value, end of
 period                     $  7.50        $  7.68      $  8.09  $ 8.00  $  7.84    $  8.18
----------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.80%         (1.62%)(c)    7.44%   8.58%    2.75%     15.55%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)              $28,677        $31,603      $15,785  $7,832  $ 8,798    $ 6,095
 Ratio of expenses to
  average net assets          0.88%          0.87%(d)     0.90%   0.87%    0.84%      0.94%(d)
 Ratio of net investment
  income to average net
  assets                      6.11%          5.37%(d)     5.57%   5.83%    5.75%      5.72%(d)
 Ratio of expenses to
  average net assets*         1.16%          1.16%(d)     0.90%   0.87%    0.90%      1.15%(d)
 Portfolio turnover(e)       25.10%         20.55%       41.69%  38.70%  103.93%    173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Effective February 1, 1995 the Fund changed its fiscal year end from January 31, to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                              year ended          may 31, 1995
                                                             december 31,              to
                           year ended   six months ended -----------------------  december 31,
CLASS B                  june 30,  2000 june 30, 1999(a)  1998    1997    1996      1995(b)
----------------------------------------------------------------------------------------------
net asset value,
 beginning of period        $  7.71         $  8.13      $ 8.00  $ 7.85  $  8.18    $  8.13
----------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.41            0.18        0.39    0.42     0.45       0.24
 Net realized and
  unrealized gains
  (losses)
  from investments            (0.18)          (0.34)       0.14    0.17    (0.23)      0.27
----------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.23           (0.16)       0.53    0.59     0.22       0.51
----------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.41)          (0.20)      (0.35)  (0.42)   (0.45)     (0.24)
 Net realized gains
  (losses)                       -            (0.06)      (0.05)  (0.02)   (0.10)     (0.22)
Total Distributions           (0.41)          (0.26)      (0.40)  (0.44)   (0.55)     (0.46)
----------------------------------------------------------------------------------------------
net asset value, end of
 period                     $  7.53         $  7.71      $ 8.13  $ 8.00  $  7.85    $  8.18
----------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.11%          (2.07%)(c)   6.74%   7.75%    2.09%      6.41%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)              $13,036         $16,309      $  638  $  533  $   502    $   259
 Ratio of expenses to
  average net assets          1.52%           1.52%(d)    1.65%   1.62%    1.58%      1.60%(d)
 Ratio of net investment
  income to average net
  assets                      5.42%           5.05%(d)    4.80%   5.08%    5.01%      5.00%(d)
 Ratio of expenses to
  average net assets*         1.81%           2.01%(d)    1.65%   1.62%    1.67%      1.78%(d)
 Portfolio turnover(e)       25.10%          20.55%      41.69%  38.70%  103.93%    173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Re-offering date of Class B shares was May 31, 1995. (C) Not annualized. (D) Annualized.
  (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  71

      ------------------

Income Bond Fund

                                                             may 30,
                                                             2000 to
                                                             june 30,
CLASS C                                                      2000(a)
-----------------------------------------------------------------------
net asset value, beginning of period                          $ 7.40
-----------------------------------------------------------------------
Investment Activities:
 Net investment income                                          0.04
 Net realized and unrealized gains (losses) from investments    0.14
-----------------------------------------------------------------------
 Total from Investment Activities                               0.18
-----------------------------------------------------------------------
Distributions:
 Net investment income                                         (0.04)
Total Distributions                                            (0.04)
-----------------------------------------------------------------------
net asset value, end of period                                $ 7.54
-----------------------------------------------------------------------
Total Return (Excludes Sales Charge)                           2.37%(b)
ratios/supplementary data:
 Net assets at end of period (000)                            $  128
 Ratio of expenses to average net assets                       1.51%(c)
 Ratio of net investment income to average net assets          5.90%(c)
 Ratio of expenses to average net assets*                      1.77%(c)
 Portfolio turnover(d)                                        25.10%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                                      february 1,
                                                          year ended december 31,       1995 to
                          year ended   six months ended  ---------------------------  december 31,
CLASS I                  june 30, 2000 june 30, 1999(a)    1998     1997      1996      1995(b)
---------------------------------------------------------------------------------------------------
net asset value, begin-
 ning of period           $     7.68      $     8.10     $   8.01  $  7.85  $   8.18    $   7.68
---------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income          0.48            0.22         0.47     0.50      0.46        0.47
 Net realized and
  unrealized gains
  (losses)
  from investments             (0.17)          (0.35)        0.14     0.17     (0.24)       0.72
---------------------------------------------------------------------------------------------------
Total from Investment
 Activities                     0.31           (0.13)        0.61     0.67      0.22        1.19
---------------------------------------------------------------------------------------------------
Distributions:
 Net investment income         (0.48)          (0.23)       (0.47)   (0.49)    (0.45)      (0.47)
 Net realized gains
  (losses)                        -            (0.06)       (0.05)   (0.02)    (0.10)      (0.22)
Total Distributions            (0.48)          (0.29)       (0.52)   (0.51)    (0.55)      (0.69)
---------------------------------------------------------------------------------------------------
net asset value, end of
 period                   $     7.51      $     7.68     $   8.10  $  8.01  $   7.85    $   8.18
---------------------------------------------------------------------------------------------------
Total Return                   4.19%          (1.68%)(c)    7.82%    8.86%     3.14%      15.90%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)            $1,317,128      $1,328,702     $385,672  $94,544  $187,112    $191,930
 Ratio of expenses to
  average net assets           0.62%           0.62%(d)     0.65%    0.62%     0.57%       0.55%(d)
 Ratio of net investment
  income to average net
  assets                       6.35%           5.92%(d)     5.79%    6.08%     6.02%       6.34%(d)
 Ratio of expenses to
  average net assets*          0.81%           0.76%(d)     0.65%    0.62%     0.66%       0.67%(d)
 Portfolio turnover(e)        25.10%          20.55%       41.69%   38.70%   103.93%     173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Effective February 1, 1995 the Fund changed its fiscal year end from January 31, to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
72

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Government Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             year ended june 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                            $  9.73  $ 10.11  $  9.69  $  9.56  $  9.81
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.57     0.56     0.58     0.60     0.60
 Net realized and unrealized gains
  (losses) from investments and
  futures                            (0.18)   (0.38)    0.42     0.13    (0.25)
-------------------------------------------------------------------------------
Total from Investment Activities      0.39     0.18     1.00     0.73     0.35
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.57)   (0.56)   (0.58)   (0.60)   (0.60)
Total Distributions                  (0.57)   (0.56)   (0.58)   (0.60)   (0.60)
-------------------------------------------------------------------------------
net asset value, end of period     $  9.55  $  9.73  $ 10.11  $  9.69  $  9.56
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             4.17%    1.69%   10.54%    7.83%    3.58%
ratios/supplementary data:
 Net assets at end of period (000) $43,935  $42,819  $31,548  $34,727  $38,800
 Ratio of expenses to average net
  assets                             0.87%    0.87%    0.87%    0.87%    0.93%
 Ratio of net investment income to
  average net assets                 5.93%    5.52%    5.80%    6.20%    6.09%
 Ratio of expenses to average net
  assets*                            1.01%    1.00%    1.02%    1.03%    1.04%
 Portfolio turnover(a)              25.30%   80.86%   91.49%   60.53%   62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             year ended june 30,
                                   -------------------------------------------
CLASS B                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                            $  9.74  $ 10.11  $  9.69  $  9.56  $  9.81
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.51     0.49     0.52     0.54     0.54
 Net realized and unrealized gains
  (losses) from investments and
  futures                            (0.19)   (0.37)    0.42     0.13    (0.25)
-------------------------------------------------------------------------------
Total from Investment Activities      0.32     0.12     0.94     0.67     0.29
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.51)   (0.49)   (0.52)   (0.54)   (0.54)
Total Distributions                  (0.51)   (0.49)   (0.52)   (0.54)   (0.54)
-------------------------------------------------------------------------------
net asset value, end of period     $  9.55  $  9.74  $ 10.11  $  9.69  $  9.56
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             3.39%    1.14%    9.86%    7.14%    2.95%
ratios/supplementary data:
 Net assets at end of period (000) $43,077  $53,384  $20,922  $11,729  $10,782
 Ratio of expenses to average net
  assets                             1.52%    1.52%    1.52%    1.52%    1.58%
 Ratio of net investment income to
  average net assets                 5.30%    4.86%    5.14%    5.55%    5.44%
 Ratio of expenses to average net
  assets*                            1.66%    1.65%    1.67%    1.68%    1.69%
 Portfolio turnover(a)              25.30%   80.86%   91.49%   60.53%   62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  73

      ------------------

Government Bond Fund

                                                                    march 22,
                                                                     1999 to
                                                       year ended   june 30,
CLASS C                                               june 30, 2000  1999(a)
-------------------------------------------------------------------------------
net asset value, beginning of period                     $ 9.74      $10.03
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                                     0.51        0.14
 Net realized and unrealized gains (losses) from
  investments and futures                                 (0.19)      (0.29)
-------------------------------------------------------------------------------
Total from Investment Activities                           0.32       (0.15)
-------------------------------------------------------------------------------
Distributions:
 Net investment income                                    (0.51)      (0.14)
Total Distributions                                       (0.51)      (0.14)
-------------------------------------------------------------------------------
net asset value, end of period                           $ 9.55      $ 9.74
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                      3.39%      (1.54%)(b)
ratios/supplementary data:
 Net assets at end of period (000)                       $3,130      $1,102
 Ratio of expenses to average net assets                  1.52%       1.52%(c)
 Ratio of net investment income to average net assets     5.36%       5.06%(c)
 Ratio of expenses to average net assets*                 1.66%       1.65%(c)
 Portfolio turnover(d)                                   25.30%      80.86%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           year ended june 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                        $   9.73  $  10.11  $   9.69  $   9.56  $   9.81
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.59      0.58      0.60      0.62      0.62
 Net realized and unrealized
  gains (losses) from
  investments and futures         (0.19)    (0.38)     0.42      0.13     (0.25)
--------------------------------------------------------------------------------
Total from Investment
 Activities                        0.40      0.20      1.02      0.75      0.37
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.59)    (0.58)    (0.60)    (0.62)    (0.62)
Total Distributions               (0.59)    (0.58)    (0.60)    (0.62)    (0.62)
--------------------------------------------------------------------------------
net asset value, end of
 period                        $   9.54  $   9.73  $  10.11  $   9.69  $   9.56
--------------------------------------------------------------------------------
Total Return                      4.33%     1.94%    10.81%     8.10%     3.81%
ratios/supplementary data:
 Net assets at end of period
  (000)                        $866,755  $964,576  $851,517  $724,423  $677,326
 Ratio of expenses to average
  net assets                      0.62%     0.62%     0.62%     0.62%     0.68%
 Ratio of net investment
  income to average net
  assets                          6.21%     5.77%     6.05%     6.45%     6.34%
 Ratio of expenses to average
  net assets*                     0.66%     0.66%     0.67%     0.68%     0.69%
 Portfolio turnover(a)           25.30%    80.86%    91.49%    60.53%    62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
74

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

Treasury & Agency Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                    january 20,
                                           year ended june 30,        1997 to
                                         -------------------------   june 30,
CLASS A                                   2000     1999     1998      1997(a)
-------------------------------------------------------------------------------
net asset value, beginning of period     $  9.81  $ 10.09  $  9.98    $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                      0.55     0.54     0.63      0.29
 Net realized and unrealized gains
  (losses) from investments                (0.14)   (0.21)    0.16     (0.02)
-------------------------------------------------------------------------------
Total from Investment Activities            0.41     0.33     0.79      0.27
-------------------------------------------------------------------------------
Distributions:
 Net investment income                     (0.55)   (0.54)   (0.63)    (0.29)
 Net realized gains (losses)               (0.02)   (0.07)   (0.05)       -
Total Distributions                        (0.57)   (0.61)   (0.68)    (0.29)
-------------------------------------------------------------------------------
net asset value, end of period           $  9.65  $  9.81  $ 10.09    $ 9.98
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)       4.27%    3.30%    8.10%     2.78%(b)
ratios/supplementary data:
 Net assets at end of period (000)       $39,655  $72,941  $35,213    $   94
 Ratio of expenses to average net assets   0.63%    0.60%    0.58%     0.71%(c)
 Ratio of net investment income to
  average net assets                       5.62%    5.30%    5.87%     6.47%(c)
 Ratio of expenses to average net
  assets*                                  0.99%    1.00%    0.98%     1.15%(c)
 Portfolio turnover(d)                    30.02%   76.73%   41.60%    54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                    january 20,
                                           year ended june 30,        1997 to
                                         -------------------------   june 30,
CLASS B                                   2000     1999     1998      1997(a)
-------------------------------------------------------------------------------
net asset value, beginning of period     $  9.81  $ 10.08  $  9.99    $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                      0.50     0.49     0.58      0.26
 Net realized and unrealized gains
  (losses) from investments                (0.15)   (0.20)    0.14     (0.01)
-------------------------------------------------------------------------------
Total from investment Activities            0.35     0.29     0.72      0.25
-------------------------------------------------------------------------------
Distributions:
Net investment income                      (0.50)   (0.49)   (0.58)    (0.26)
 Net realized gains (losses)               (0.02)   (0.07)   (0.05)       -
Total Distributions                        (0.52)   (0.56)   (0.63)    (0.26)
-------------------------------------------------------------------------------
net asset value, end of period           $  9.64  $  9.81  $ 10.08    $ 9.99
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)       3.65%    2.89%    7.33%     2.58%(b)
ratios/supplementary data:
 Net assets at end of period (000)       $54,322  $69,825  $12,483    $   80
 Ratio of expenses to average net assets   1.13%    1.10%    1.08%     1.23%(c)
 Ratio of net investment income to
  average net assets                       5.14%    4.79%    5.39%     6.30%(c)
 Ratio of expenses to average net
  assets*                                  1.64%    1.64%    1.63%     1.81%(c)
 Portfolio turnover(d)                    30.02%   76.73%   41.60%    54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  75

      ------------------

Treasury & Agency Fund

                                                                 january 20,
                                        year ended june 30,        1997 to
                                      -------------------------   june 30,
CLASS I                                2000     1999     1998      1997(a)
-----------------------------------------------------------------------------
net asset value, beginning of period  $  9.81  $ 10.09  $  9.99   $  10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                   0.57     0.57     0.62       0.28
 Net realized and unrealized gains
  (losses) from investments             (0.15)   (0.21)    0.15      (0.01)
-----------------------------------------------------------------------------
Total from Investment Activities         0.42     0.36     0.77       0.27
-----------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.57)   (0.57)   (0.62)     (0.28)
 Net realized gains (losses)            (0.02)   (0.07)   (0.05)        -

Total Distributions                     (0.59)   (0.64)   (0.67)     (0.28)
-----------------------------------------------------------------------------
net asset value, end of period        $  9.64  $  9.81  $ 10.09   $   9.99
-----------------------------------------------------------------------------
Total Return                            4.42%    3.54%    7.91%      2.78%(b)

ratios/supplementary data:
 Net assets at end of period (000)    $65,437  $79,958  $95,073   $110,084
 Ratio of expenses to average net
  assets                                0.38%    0.36%    0.35%      0.45%(c)
 Ratio of net investment income to
  average net assets                    5.89%    5.60%    6.16%      6.44%(c)
 Ratio of expenses to average net
  assets*                               0.63%    0.65%    0.65%      0.78%(c)
 Portfolio turnover(d)                 30.02%   76.73%   41.60%     54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
76

      ONE  GROUP(R)
[GRAPHIC]

      ------------------

FINANCIAL HIGHLIGHTS

High Yield Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                 november 13,
                                                      year ended   1998 to
                                                       june 30,    june 30,
CLASS A                                                  2000      1999(a)
-----------------------------------------------------------------------------
net asset value, beginning of period                   $  9.86     $ 10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.87        0.49
 Net realized and unrealized gains (losses) from
  investments                                            (0.97)      (0.14)
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.10)       0.35
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.87)      (0.49)
Total Distributions                                      (0.87)      (0.49)
-----------------------------------------------------------------------------
net asset value, end of period                         $  8.89     $  9.86
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                   (1.00)%       3.53%(b)
ratios/supplementary data:
 Net assets at end of period (000)                     $ 9,860     $11,405
 Ratio of expenses to average net assets                 1.13%       1.13%(c)
 Ratio of net investment income to average net assets    9.28%       8.46%(c)
 Ratio of expenses to average net assets*                1.38%       1.43%(c)
 Portfolio turnover(d)                                  35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 november 13,
                                                      year ended   1998 to
                                                       june 30,    june 30,
CLASS B                                                  2000      1999(a)
-----------------------------------------------------------------------------
net asset value, beginning of period                   $  9.88      $10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.81        0.45
 Net realized and unrealized gains (losses) from
  investments                                            (0.97)      (0.12)
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.16)       0.33
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.81)      (0.45)
Total Distributions                                      (0.81)      (0.45)
-----------------------------------------------------------------------------
net asset value, end of period                         $  8.91      $ 9.88
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                   (1.64)%       3.30%(b)
ratios/supplementary data:
 Net assets at end of period (000)                     $ 6,565      $3,748
 Ratio of expenses to average net assets                 1.77%       1.77%(c)
 Ratio of net investment income to average net assets    8.66%       7.69%(c)
 Ratio of expenses to average net assets*                2.02%       2.06%(c)
 Portfolio turnover(d)                                  35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
  (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  77

      ------------------

High Yield Bond Fund

                                                                  march 22,
                                                      year ended   1999 to
                                                       june 30,    june 30,
CLASS C                                                  2000      1999(a)
-------------------------------------------------------------------------------
net asset value, beginning of period                   $   9.87    $  10.14
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                                     0.81        0.22
 Net realized and unrealized gains (losses) from
  investments                                             (0.97)      (0.27)
-------------------------------------------------------------------------------
Total from Investment Activities                          (0.16)      (0.05)
-------------------------------------------------------------------------------
Distributions:
 Net investment income                                    (0.81)      (0.22)
Total Distributions                                       (0.81)      (0.22)
-------------------------------------------------------------------------------
net asset value, end of period                         $   8.90    $   9.87
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                    (1.66)%     (0.56)%(b)
ratios/supplementary data:
 Net assets at end of period (000)                     $  2,121    $      9
 Ratio of expenses to average net assets                  1.78%       1.76%(c)
 Ratio of net investment income to average net assets     8.82%       7.84%(c)
 Ratio of expenses to average net assets*                 2.03%       2.08%(c)
 Portfolio turnover(d)                                   35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C)
   Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 november 13,
                                                      year ended   1998 to
                                                       june 30,    june 30,
CLASS I                                                  2000      1999(a)
-------------------------------------------------------------------------------
net asset value, beginning of period                   $   9.87    $  10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                                     0.89        0.51
 Net realized and unrealized gains (losses) from
  investments                                             (0.97)      (0.13)
-------------------------------------------------------------------------------
Total from Investment Activities                          (0.08)       0.38
-------------------------------------------------------------------------------
Distributions:
 Net investment income                                    (0.89)      (0.51)
Total Distributions                                       (0.89)      (0.51)
-------------------------------------------------------------------------------
net asset value, end of period                         $   8.90    $   9.87
-------------------------------------------------------------------------------
Total Return                                            (0.75)%       3.80%(b)
ratios/supplementary data:
 Net assets at end of period (000)                     $218,780    $137,433
 Ratio of expenses to average net assets                  0.88%       0.89%(c)
 Ratio of net investment income to average net assets     9.63%       8.48%(c)
 Ratio of expenses to average net assets*                 1.03%       1.18%(c)
 Portfolio turnover(d)                                   35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
(D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
78

      ONE  GROUP(R)
      [GRAPHIC]
      ------------------


Appendix A

--------------------------------------------------------------------------------

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information.

Following the table is a more complete discussion of risk.

----------------------------------------------
                          fund name  fund code
----------------------------------------------
 One Group(R) Ultra Short-Term Bond       1
----------------------------------------------
  One Group(R) Short-Term Bond Fund       2
----------------------------------------------
One Group(R) Intermediate Bond Fund       3
----------------------------------------------
             One Group(R) Bond Fund       4
----------------------------------------------
      One Group(R) Income Bond Fund       5
----------------------------------------------
  One Group(R) Government Bond Fund       6
----------------------------------------------
One Group(R) Treasury & Agency Fund       7
----------------------------------------------
  One Group(R) High Yield Bond Fund       8

                                                                Fund
Instrument                                                      Code  Risk Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and        1-8 Market
CUBES.
-------------------------------------------------------------------------------
Treasury Receipts: TRS, TIGRs and CATS.                           1-8 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by           1-8 Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated  1-5, 8 Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in     1-5, 8 Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the         1-8 Credit
simultaneous commitment to return the security to the seller          Market
at an agreed upon price on an agreed upon date. This is               Liquidity
treated as a loan.
-------------------------------------------------------------------------------

------
  79

                                                                     Risk
Instrument                                                 Fund Code Type
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and        1-8 Market
the simultaneous commitment to buy the security back at              Leverage
an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the          1-8 Credit
Fund's total assets. In return, the Fund will receive                Market
cash, other securities, and/or letters of credit as                  Leverage
collateral.
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase         1-8 Market
or contract to purchase securities at a fixed price for              Leverage
delivery at a future date.                                           Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual            1-8 Market
funds, including One Group money market funds and shares
of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. The Treasury & Agency Fund and
the Government Bond Fund will only purchase shares of
investment companies which invest exclusively in U.S.
Treasury and other U.S. agency obligations. Banc One
Investment Advisors will waive certain fees when
investing in funds for which it serves as investment
advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that      1, 3-5, 8 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the       1-6, 8 Management
right to buy, and obligates the seller of the option to              Liquidity
sell, a security at a specified price at a future date. A            Credit
put option gives the buyer the right to sell, and                    Market
obligates the seller of the option to buy, a security at             Leverage
a specified price at a future date. The Funds will sell
only covered call and secured put options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the     1-6, 8 Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities, or an index at a            Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled               2-5, 8 Liquidity
investment vehicles which invest primarily in income                 Management
producing real estate or real estate related loans or                Market
interest.                                                            Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts        1-5, 8 Credit
drawn on and accepted by a commercial bank. Maturities               Liquidity
are generally six months or less.                                    Market
-------------------------------------------------------------------------------

------
80

                                                               Fund  Risk
Instrument                                                     Code  Type
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term            1-5, 8 Credit
promissory notes issued by corporations and other entities.          Liquidity
Maturities generally vary from a few days to nine months.            Market
-------------------------------------------------------------------------------
Foreign Securities: Stocks issued by foreign companies, as    1-5, 8 Market
well as commercial paper of foreign issuers and obligations          Political
of foreign banks, overseas branches of U.S. banks and                Liquidity
supranational entities. This Includes American Depositary            Foreign
Receipts, Global Depository Receipts, American Depositary            Investment
Securities and European Depositary Receipts.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the    1-5, 8 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with         1-8 Credit
interest rates which are reset daily, weekly, quarterly or           Liquidity
some other period and which may be payable to the Fund on            Market
demand.
-------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred stock     5, 8 Market
or bonds, that give the holder the right to buy a                    Credit
proportionate amount of common stock at a specified price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a       1-5, 8 Market
dividend at a specified rate and has preference over common
stock in the payment of dividends and in liquidation.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real     1-8 Prepayment
estate loans and pools of loans. These include                       Market
collateralized mortgage obligations ("CMOs") and Real Estate         Credit
Mortgage Investment Conduits ("REMICs").                             Regulatory
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-           1-5, 8 Market
convertible debt securities.                                         Credit
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and      1-5, 8 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period          Management
of time following demand by a Fund.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company        1-5, 8 Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities backed          Credit
by other types of receivables or other assets.                       Regulatory
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund sells       1-8 Prepayment
securities for delivery in a current month and                       Market
simultaneously contracts with the same party to repurchase           Regulatory
similar but not identical securities on a specified future
date.
-------------------------------------------------------------------------------

------
  81

                                                              Fund  Risk
Instrument                                                    Code  Type
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMS"): Loans in a             1-8 Prepayment
mortgage pool which provide for a fixed initial mortgage            Market
interest rate for a specified period of time, after which           Credit
the rate may be subject to periodic adjustments.                    Regulatory
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these          1-6, 8 Management
transactions to manage its exposure to changing interest            Credit
rates and other factors. Swaps involve an exchange of               Liquidity
obligations by two parties. Caps and floors entitle a               Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures contracts    1-6, 8 Management
and other financial products continue to be developed and           Credit
the Funds may invest in such options, contracts and                 Market
products.                                                           Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies      1-8 Market
and instrumentalities of the U.S. government, banks,                Liquidity
municipalities, corporations and other businesses whose             Management
interest and/or principal payments are indexed to foreign           Credit
currency exchange rates, interest rates, or one or more             Foreign
other referenced indices.                                           Investment
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or        1-5, 8 Market
political subdivision to obtain funds for various public            Credit
purposes. Municipal securities include private activity             Political
bonds and industrial development bonds, as well as General          Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation         Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other
short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that pay      1-8 Credit
no interest, but are issued at a discount from their value          Market
at maturity. When held to maturity, their entire return             Zero Coupon
equals the difference between their issue price and their
maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero coupon debt             1-8 Credit
securities which convert on a specified date to interest            Market
bearing debt securities.                                            Zero Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-       1-6, 8 Prepayment
class mortgage securities usually structured with two               Market
classes of shares that receive different proportions of the         Credit
interest and principal from a pool of mortgage-backed               Regulatory
obligations. These include IOs and POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Leveraged variable rate   1-6, 8 Market
debt instruments with interest rates that reset in the              Leverage
opposite direction from the market rate of interest to              Credit
which the inverse floater is indexed.
-------------------------------------------------------------------------------

------
82

                                                               Fund  Risk
Instrument                                                     Code  Type
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or    1-5, 8 Credit
assignments of all or a portion of loans to corporations or          Political
to governments, including governments of the less developed          Liquidity
countries ("LDCs").                                                  Foreign
                                                                     Investment
                                                                     Market
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate             1-8 Credit
mortgage loans or mortgage pools which bear simple interest          Prepayment
at fixed annual rates and have short to long term final              Regulatory
maturities.                                                          Market
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Funding agreements issued by   1-5, 8 Credit
banks and highly rated U.S. insurance companies such as              Liquidity
Guaranteed Investment Contracts ("GICs") and Bank Investment         Market
Contracts ("BICs").
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                    8 Market


--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity

------
  83
 because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgages and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

------
84

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

How can I get more information? You can get a free copy of the semi-annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Funds at:

one group(R) mutual funds

1111 polaris parkway

columbus, ohio 43271-1235

  OR VISITING

WWW.ONEGROUP.COM,

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-F-122
                                                [LOGO OF ONE GROUP MUTUAL FUNDS]